Exploration for and evaluation of oil and natural gas resources	12 Months Ended
Dec. 31, 2021
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration for and evaluation of oil and natural gas resources	Exploration for and evaluation of oil and natural gas resources
The following financial information represents the amounts included within the group totals relating to activity associated with the exploration for and evaluation of oil and natural gas resources. All such activity is recorded within the gas & low carbon energy and oil production & operations segments.
For information on significant judgements made in relation to oil and natural gas accounting see Intangible assets in Note 1.

			$ million
	2021	2020	2019
Exploration and evaluation costs
Exploration expenditure written off[a]	167	9,920	631
Other exploration costs	257	360	333
Exploration expense for the year	424	10,280	964
Impairment losses	1	156	2
Intangible assets – exploration and appraisal expenditureb c	4,289	4,113	14,091
Liabilities	98	71	73
Net assets	4,191	4,042	14,018
Cash used in operating activities	257	360	333
Cash used in investing activities	260	674	1,215
[a] 2020 includes $2,643 million in the Gulf of Mexico primarily relating to the Paleogene assets, $2,539 million in Canada primarily relating to Terre de Grace, $2,141 million in Brazil, $952 million in Egypt and $832 million in Angola.
[b] 2019 includes approximately $2,500 million relating to Canadian oil sands.
[c] Amount capitalized at 31 December 2021 and 31 December 2020 relates to assets in various regions. The largest of these is approximately $700 million capitalized in the Middle East region (2020 approximately $700 million capitalized in the Middle East Region).